m                                                                   Exhibit 99.4

                                  VECTOR GLOBAL
                               SERVICES, INC. AND
                                  SUBSIDIARIES


                             CONSOLIDATED FINANCIAL
                                     REPORT


                               September 30, 2004

                  VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES


TABLE OF CONTENTS

                                                                            Page

INDEPENDENT AUDITOR'S REPORT                                                  1

FINANCIAL STATEMENTS
     Consolidated Balance Sheet                                               2
     Consolidated Statement of Operations                                     3
     Consolidated Statement of Changes In Shareholders' Equity                4
     Consolidated Statement of Cash Flows                                     5
     Notes to Consolidated Financial Statements                            6-17

[GRAPHIC OMITTED]



INDEPENDENT AUDITOR'S REPORT


Board of Directors and Shareholders
Vector Global Services, Inc.

We have audited the accompanying consolidated balance sheet of Vector Global Services, Inc. (a Delaware corporation), and subsidiaries (the "Company") as of September 30, 2004, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for the nine months then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2004 consolidated financial statements referred to above present fairly, in all material respects, the financial position of Vector Global Services, Inc., and subsidiaries as of September 30, 2004, and the results of their operations and their cash flows for the nine months then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/  UHY LLP
------------------

New York, New York
November 5, 2004





       An Independent Member of Urbach Hacker Young International Limited

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004

                                                                 SEPTEMBER 30,
                                                                     2004
                                                              -----------------
ASSETS
   Current Assets:
   Cash and cash equivalents                                         5,199,010
   Accounts receivable, net of allowance for
     doubtful accounts for $197,887                                  8,477,732
   Inventory, net                                                      538,333
   Prepaid expenses and other current assets                           353,905
                                                              -----------------
       Total current assets                                         14,568,980

   Property and equipment, net                                         841,930
   Goodwill                                                          4,088,464
   Other assets                                                         69,693
                                                              -----------------
       Total assets                                           $     19,569,067
                                                              =================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Accounts payable                                           $      4,995,078
   Accrued liabilities                                               1,329,369
   Deferred revenue                                                  2,969,791
   Current portion of capital lease obligation                           1,232
   Current portion of notes payable                                     22,485
                                                              -----------------

       Total current liabilities                                     9,317,955

Shareholders' Equity
   Convertible preferred stock, $0.01 par value;
     30,000,000 shares authorized, 28,295,342
     shares issued and outstanding at:
     September 30, 2004                                                282,954
   Common stock, $0.01 par value; 40,000,000
     shares authorized, 1,706,017 shares issued
     and outstanding at September 30, 2004                              17,060
   Additional paid-in capital                                       59,957,208
   Common stock warrants                                             2,123,139
   Deferred stock compensation                                          (8,060)
   Retained deficit                                                (52,121,189)
                                                              -----------------
       Total shareholders' equity                                   10,251,112
                                                              -----------------
       Total liabilities and shareholders'
         equity                                               $     19,569,067
                                                              =================
                                               See Notes to Financial Statements

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2004



                                                                  SEPTEMBER 30,
                                                                       2004
                                                              -----------------

REVENUE
   Equipment and software                                     $     27,944,481
   Services                                                         11,716,959
   Commissions                                                         526,458
                                                              ----------------
       Total revenues                                               40,187,898

EXPENSES
   Cost of equipment and software                                   23,785,271
   Cost of services                                                  6,436,747
   Selling expenses                                                  5,178,272
   General and administrative expenses                               3,953,609
   Depreciation and amortization expense                               531,935
                                                              -----------------
       Total expenses                                               39,885,834
                                                              -----------------

       Income from operations                                          302,064
   Interest income, net                                                 24,205
   Other income, net                                                    51,733
                                                              -----------------
   Net income before taxes                                             378,002
   Income tax benefit                                                   26,202
                                                              -----------------
   Net income                                                 $        404,204
                                                              =================

                                              See Notes to Financial Statements

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2004


                                     PREFERRED STOCK              COMMON STOCK
                                  --------------------------------------------------
                                    SHARES        AMOUNT         SHARES       AMOUNT
                                  ----------------------------------------------------
Balance, December 31, 2003        28,295,342   $   282,954     1,706,017   $   17,060
   Amortization of deferred
     stock compensation                    -             -             -            -
   Net Income                              -             -             -            -
                                  ----------------------------------------------------
Balance, September 30, 2004       28,295,342   $   282,954     1,706,017   $   17,060
                                  ====================================================


                                    ADDITIONAL      COMMON
                                     PAID-IN         STOCK         DEFERRED        ACCUMULATED
                                     CAPITAL        WARRANTS     COMPENSATION        DEFICIT             TOTAL
                                  ------------------------------------------------------------------------------
Balance, December 31, 2003        $  59,957,208    $ 2,123,139   $   (17,250)     $ (52,525,393)    $  9,837,718
   Amortization of deferred
     stock compensation                       -              -         9,190                  -            9,190
   Net Income                                 -              -             -            404,204          404,204
                                  ------------------------------------------------------------------------------
Balance, September 30, 2004       $  59,957,208    $ 2,123,139   $    (8,060)     $ (52,121,189)    $ 10,251,112
                                  ==============================================================================

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2004



                                                            SEPTEMBER 30,
                                                                 2004
                                                            -------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                            $     404,204
   Adjustments to reconcile net loss to net
     cash used in operating activities:
     Depreciation and amortization                             531,935
     Deferred stock compensation                                 9,190
   Changes in:
     Accounts receivable                                      (381,857)
     Inventory                                                (409,450)
     Other current assets                                       (1,120)
     Other noncurrent assets                                   (21,844)
     Accounts payable                                          232,149
     Other accrued liabilities                                 157,827
                                                         ----------------
         Net cash provided by operating
           activities                                          521,034
                                                         ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                         (281,407)
                                                         ----------------
         Net cash used in investing activities                (281,407)
                                                         ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from issuing notes payable                          66,896
   Repayment on notes payable                                  (44,411)
   Repayment of capital lease obligation                        (8,136)
                                                         ----------------
         Net cash provided by financing
           activities                                           14,349
                                                         ----------------
     Net increase in cash                                      253,976

Cash and cash equivalents, beginning of year                 4,945,034
                                                         ----------------

Cash and cash equivalents, end of period                 $   5,199,010
                                                         ================

                                        See Notes to Financial Statements

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES

ORGANIZATION

Vector Global Services, Inc., and subsidiaries (collectively, the "Company") is a leading server-based computing integrator in the United States. The Company provides information system integration services and sells the related hardware and software products through its operating subsidiary, Vector ESP, Inc. The Company is in the initial stages of developing application and infrastructure management services. These services will encompass the management or hosting of both the applications and infrastructure on behalf of small and medium-sized enterprises. The Company was incorporated under the laws of the state of Delaware on March 3, 2000, and is headquartered in Houston, Texas.

BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

REVENUE RECOGNITION

Revenue from the resale of computer hardware and software is recorded upon shipment or upon installation when required under contract terms. The related shipping and handling costs for delivery of hardware and software are included in cost of equipment and software on the accompanying consolidated statement of operations.

The Company also generates revenue from consulting services, implementation services, training, and postcontract support. Revenue from consulting and implementation services is recognized as the services are provided. Revenue from customer training and education is recognized at the date the services are performed. Revenue from postcontract support, consisting principally of help desk support, is recognized ratably over the period the support is provided.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES (CONTINUED)

CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents consist principally of cash on deposit with a bank and money market accounts that are stated at cost, which approximates fair value.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash, cash equivalents, and accounts receivable. Sales to the Company's customers are generally made on an open account. The Company performs initial and periodic credit evaluations of its significant customers and generally does not require collateral. Losses related to receivables have not been significant.

The Company maintains cash deposits in bank accounts that, at times, may exceed federally insured limits. The Company has not experienced losses in such accounts and does not currently believe it is exposed to any significant credit risk related to its cash and cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of the Company's financial instruments, which include accounts receivable and accounts payable, approximate their fair values at September 30, 2004.

INVENTORY

Inventory, consisting of computer hardware and software held for resale, is recorded at the lower of cost or market. Cost is determined using the specific identification and first-in, first-out methods.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the lease term.

   Office furniture and equipment                         5-10 years
   Computer equipment                                      3-5 years
   Software                                                  3 years
   Vehicles                                                  5 years
   Leasehold improvements                                  1-5 years

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES, (CONTINUED)

INCOME TAXES

The Company accounts for its income taxes in accordance with the liability method. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

STOCK-BASED COMPENSATION

The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees. Under APB Opinion No. 25, compensation expense is based on the difference, if any, on the date of the grant between the fair value of the Company's stock and the exercise price. Deferred compensation is amortized and expensed in accordance with the graded vesting approach provided for in Financial Accounting Standards Board ("FASB") Interpretation No. 28, Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans. The Company accounts for stock issued to nonemployees in accordance with the provisions of SFAS No. 123, Accounting for Stock-Based Compensation, and Emerging Issues Task Force Issue No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction With Selling, Goods or Services. The Company uses the Black-Scholes option pricing model to value options granted to nonemployees. The related expense is recorded over the period in which the related services are received.

The following table illustrates the effect on net income if the fair value recognition provisions of SFAS No. 123 had been applied to all outstanding and unvested awards:

  Net income, as reported                                          $     404,204
    Deduct:  Total stock-based employee compensation
               expense                                                    47,608
                                                                   -------------
  Pro forma net income                                             $     356,596
                                                                   =============

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES, (CONTINUED)

GOODWILL

Goodwill represents the excess of the aggregate purchase price paid by the Company in acquisitions accounted for as purchases over the fair value of the net tangible assets acquired. Prior to 2002, goodwill was amortized on a straight-line basis over 3 years. Effective January 1, 2002, the Company adopted SFAS No. 142, which requires companies to assess goodwill asset amounts for impairment each year, and more frequently if circumstances suggest an impairment may have occurred.

No impairment of goodwill has been recorded during the nine months ended September 30, 2004.

REPORTABLE SEGMENTS

SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information, establishes standards for disclosures about operating segments, products and services, geographical areas and major customers. The Company is organized and operates as one reportable segment, providing server-based computing services. The Company operates in one geographic area, the United States.

NOTE 2 -  PROPERTY AND EQUIPMENT

The Company's property and equipment was comprised of the following as of September 30, 2004:

Office furniture and equipment                                $          491,399
Computer equipment                                                     2,079,285
Software                                                               1,112,041
Vehicles                                                                  26,880
Leasehold improvements                                                   146,838
                                                              ------------------
                                                                       3,856,443
Less: accumulated depreciation                                        (3,014,513)
                                                              ------------------
Property and equipment, net                                   $          841,930
                                                              ==================

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 3 -  INCOME TAXES

The Company files a consolidated federal income tax return, which includes the operations of the acquired companies for periods subsequent to their acquisitions.

The income tax benefit consists of a current state benefit of $26,202 for the period ended September 30, 2004.


The following table reconciles the differences between the statutory federal income tax rate (34%) and the effective tax rate for the years ended September 30, 2004:

                                                           SEPTEMBER 30, 2004
                                                     ---------------------------
                                                          TAX           % OF
                                                        EXPENSE         PRETAX
                                                       (BENEFIT         INCOME
                                                     ---------------------------

Tax benefit at U.S. statutory rate                   $  128,521          34%
Increase (decrease) in taxes resulting from:
   Nondeductible permanent differences                   42,516          11%
   State taxes, net of federal taxes
   Valuation allowance                                 (197,239)        (32%)
                                                     ---------------------------
Income tax provision (benefit) effective rate        $  (26,202)         (7%)
                                                     ==========================

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 3  -  INCOME TAXES, (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The net deferred tax assets and liabilities at September 30, 2004, are comprised of the following:

                                                                  SEPTEMBER 30,
                                                                      2004
                                                              ------------------
Deferred tax assets:
   Net operating loss carryforwards                           $       5,071,968
   Intangible assets                                                  3,728,033
   Accrued expenses                                                      85,688
   Allowance for doubtful accounts                                       78,027
   Fixed assets                                                          13,670
                                                              ------------------
Total deferred tax assets                                     $       8,977,386
                                                              ------------------
Deferred tax liabilities:
   Other                                                                  2,167
Total net deferred tax assets                                         8,975,219
Less: valuation allowance                                            (8,975,219)
                                                              ------------------
Net deferred tax asset                                        $               -
                                                              ==================


The Company has net operating loss carryforwards of $11,973,495 for federal income tax purposes at September 30, 2004, which, if not utilized, will expire in 2020 through 2024.

The Company has recorded a valuation allowance for the full amount of deferred tax assets in light of its operating loss since its inception and the uncertainty regarding the realization of the net deferred tax assets.

NOTE 4 -  CREDIT FACILITIES

NOTES PAYABLE

The Company has a note payable with a financial institution totaling $22,485 at September 30, 2004. The note bears interest at competitive market rates, requires monthly payments and matures in 2005. Interest expense totaled $812 for the period ended September 30, 2004.

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 4 -  CREDIT FACILITIES, (CONTINUED)

ACCOUNTS RECEIVABLE CREDIT ARRANGEMENT

In February 2002, the Company entered into a purchase and sale agreement (the "Agreement") with a bank which permits the Company to sell and/or assign trade receivables to the bank for financing purposes. Generally, the bank will advance 80% of the face amount of the receivable, and fund the remaining portion, net of financing fees, when the customer remits payment. As of September 30, 2004, the Company had no balance outstanding under the Agreement. If at any time there is an amount outstanding under the Agreement, such obligation would be secured by the assets of the Company. In addition, the Company would be required to repurchase any receivable which extends beyond 90 days from the date of sale or if any dispute arises with respect to the underlying receivable.

NOTE 5 -  LEASES

The Company leases office space and computer equipment under noncancelable capital and operating leases with various expiration dates through 2016. The Company leases certain facilities at market rates from certain shareholders who are also employees of the Company. Certain of the operating leases for office space provide for escalating annual rent. Rent expense under operating leases for the period ended September 30, 2004, was $600,598, which includes amounts to related parties of $151,332.

Future minimum lease payments under noncancelable capital and operating leases, together with the present value of the net minimum lease payments, as of September 30, 2004, are as follows:


                                                                         OPERATING LEASES
                                                         --------------------------------------------
                                              CAPITAL        RELATED          THIRD
                                              LEASES          PARTY           PARTY            TOTAL
                                           ----------------------------------------------------------
Year ending
   2005                                    $    1,503    $   112,780    $     528,122   $     640,902
   2006                                             -         97,100          568,617         665,717
   2007                                             -              -          489,927         489,927
   2008                                             -              -          187,624         187,624
   2009                                             -              -          144,648         144,648
Thereafter                                          -              -        1,024,590       1,024,590
                                           ----------------------------------------------------------
Total                                           1,503    $   209,880    $   2,943,528   $   3,153,408
                                                         ============================================
   Less: amount representing interest            (271)
                                           -----------
   Present value of net minimum lease           1,232
   Less: current maturities                    (1,232)
                                           -----------
   Long-term portion                       $        -
                                           ===========

Assets capitalized under capital leases totaled $76,164 at September 30, 2004. Accumulated amortization for assets capitalized under capital leases totaled $73,671. Amortization of leased assets is included in depreciation and amortization expense.

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 6 -  SHAREHOLDERS' EQUITY

PREFERRED STOCK

The Company currently has authorized for issuance an aggregate of 30,000,000 shares of $0.01 par value preferred stock. At September 30, 2004, the following table represents shares of each series of preferred stock, authorized and issued and outstanding:


                                                                               SHARES
                                                                             ISSUED AND
                                             SHARES AUTHORIZED              OUTSTANDING
                                             ------------------        ----------------

Series A-1                                        6,380,001                   6,380,001
Series A-2                                       11,065,454                  11,065,454
Series B                                          5,066,667                   5,066,667
Series B-2                                        1,298,901                   1,298,091
Series B-3                                        2,887,369                   2,887,369
Series B-4                                          264,427                     264,427
Series C                                          1,333,333                   1,333,333
Unallocated shares                                1,704,658                           -
                                             -----------------            -------------
                                                 30,000,000                  28,295,342
                                             =================            =============


The holders of preferred stock have various rights and preferences as follows:

     Voting - Each share of preferred stock has voting rights equal to an equivalent number of shares of common stock, into which it is convertible, and votes together as one class with the common stock subject to a Series A-1 and A-2 preferred stock class vote for certain actions. The Series A-1 and A-2 preferred stock voting as a single class, and excluding all other classes, has the right to elect four of seven members of the board of directors.

     Dividends - Holders of Series A-1, A-2, B, B-2, B-3, and B-4 convertible preferred stock are entitled to receive noncumulative dividends in preference to holders of common stock and Series C preferred stock when and if declared by the board of directors based on the number of shares of common stock held on an as-if-converted basis. Holders of Series C convertible preferred stock are entitled to receive noncumulative dividends in preference to holders of common stock (but subordinate to holders of Series A-1, A-2, B, B-2, and B-3 preferred stock) when and if declared by the board of directors based on the number of shares of common stock held on an as-if converted basis. No dividends on convertible preferred stock or common stock have been declared by the board for the period ended September 30, 2004.

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 6 -  SHAREHOLDERS' EQUITY (CONTINUED)

     Liquidation - Upon any liquidation, dissolution or winding up of the Company, the holders of Series A-2 preferred stock pari passu with the holders of Series B-4 preferred stock, before any other class of stock, are entitled to be paid out of the assets of the Company an amount equal to the original issue price plus all declared but unpaid dividends. Similarly, upon any liquidation, dissolution, or winding up of the Company, the holders of Series A-1, B, B-2, and B-3 preferred stock, before the holders of Series C preferred stock (but subordinate to Series A-2 and B-4 preferred stock), are entitled to be paid out of the assets of the Company an amount equal to the original issue price plus all declared but unpaid dividends. Similarly, upon any liquidation, dissolution, or winding up of the Company, the holders of Series C preferred stock, before the holders of common stock (but subordinate to Series A-1, A-2, B, B-2, B-3, and B-4 preferred stock), are entitled to be paid out of the assets of the Company an amount equal to the original issue price plus all declared but unpaid dividends. At the option of the preferred shareholders, a liquidating event can include the following: any merger, consolidation, business combination, reorganization, or recapitalization of the Company in which the shareholders of the Company immediately prior to such transaction own less than 50% of the Company's voting power immediately following the transaction.

     Conversion - Each share of preferred stock is convertible, at the option of the holder, into the number of shares of common stock as determined by the then effective conversion ratio (1:1 as of September 30, 2004). Each share of preferred stock automatically converts into the number of shares of common stock into which such shares are convertible at the then-effective conversion ratio upon the closing of a public offering of common stock at a per share price of at least $8.25 per share with gross proceeds of at least $30,000,000.

WARRANTS TO PURCHASE COMMON STOCK

As of September 30, 2004, the Company has outstanding warrants to purchase 1,659,818 shares of common stock for $0.01 per share at any time up to the date of the closing of a public offering of common stock at a per share price of at least $8.25 per share with gross proceeds of at least $30,000,000. The warrants were recorded at their fair market value at the time of issuance.

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 6 -  SHAREHOLDERS' EQUITY (CONTINUED)

The Company has reserved shares of common stock for issuance as follows at September 30, 2004:

Conversion of preferred stock                                  $      28,295,342
Outstanding common stock warrants                                      1,659,818
Outstanding common stock options                                       1,667,632
Shares available for grant under the 2000 stock
  incentive plan                                                       4,382,643
                                                               -----------------
                                                               $      36,005,435
                                                               =================


NOTE 7 -  STOCK COMPENSATION PLANS 2000

STOCK INCENTIVE PLAN

Under the Company's 2000 stock incentive plan (the "Plan"), the Company is authorized to issue up to 7,089,625 shares of common stock to directors, employees and consultants. The Plan provides for the issuance of stock purchase rights, restricted stock awards, incentive stock options, and nonstatutory stock options. Options granted generally expire 10 years after the grant date and vest ratably over a five-year period.

On August 28, 2000, the board of directors approved the issuance of 1,555,750 shares of restricted common stock to certain members of management, of which no shares were forfeited during 2004. The shares have a purchase price of $0.01 per share, are restricted from transfer and are subject to repurchase at $0.01 per share upon termination of employment. These restrictions lapse 20% per year on the anniversary date of the grant until fully vested. These shares of restricted common stock become fully vested upon the occurrence of a change of control (as defined in the Plan) or a qualified initial public offering (as defined in the agreement, as amended, pursuant to which the grants were issued). The Company recorded $1,151,255 of deferred compensation on September 30, 2000, for the difference between the purchase price of the Company's restricted stock under the Plan and the fair value of the underlying common stock at the time of the grant. Such amount has been presented as a reduction of shareholders' equity and is being amortized over the vesting period. The Company has recognized no compensation (income) expense related to the amortization of the deferred compensation for these stock grants for the period ended September 30, 2004.

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 7 -  STOCK COMPENSATION PLANS 2000 (CONTINUED)

In November 2000, the Company sold 54,545 shares of Series B-2 convertible preferred stock to an employee in exchange for a note. The note provides for the annual forgiveness of 20% of the outstanding principal and related interest, provided the participant is currently employed. The note is secured by the Series B-2 convertible preferred stock. This transaction has been accounted for as a stock grant, and the related $149,999 of deferred compensation is being amortized ratably over the five-year term of the note. The Company has recognized $9,190 of compensation expense, (which is included in general and administrative expense) related to the amortization of the deferred compensation for this stock grant for the period ended September 30, 2004.

A summary of the activity under the Plan is as follows for the years ended September 30, 2004:


                                                         SEPTEMBER 30, 2004
                                                     ---------------------------
                                                       SHARES           AVERAGE
                                                     ---------------------------
Outstanding at beginning of year                     2,077,277            1.53
Granted
Canceled                                              (409,645)           2.35
                                                     -----------
Outstanding at end of period                         1,667,632            1.33
                                                     ===========
Options exercisable at end of period                   562,301
                                                     ===========


The following table summarizes information concerning currently outstanding and exercisable options as of September 30, 2004:


                                                   OPTIONS
                               ----------------------------------------------
                                       OUTSTANDING                EXERCISABLE
                               -------------------------------    -----------
                                                 WEIGHTED
                                                  AVERAGE            NUMBER
                                 NUMBER          REMAINING        EXERCISABLE
       EXERCISABLE PRICE       OUTSTANDING      CONTRACTUAL        AND VESTED

           $0.10                  890,463          8.73             178,093
           $1.50                   20,500          5.72              16,400
           $2.75                  531,240          6.37             258,144
           $2.85                  225,429          6.79             109,664
                               -----------      --------------    -----------
                                1,667,632                           562,301
                               ===========                        ===========

VECTOR GLOBAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2004


NOTE 7 -  STOCK COMPENSATION PLANS, (CONTINUED)

The fair value of each option grant is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions: no dividend yield for all periods, risk-free interest rate of 3.26% in 2003 and 4.74% in 2002, and an expected useful life of seven years.

NOTE 8 -  EMPLOYEE BENEFIT PLAN

Effective February 1, 2001, the Company formed a new 401(k) plan (the "401k Plan") which is available to all full-time Company employees who have completed at least six months of service. Participants are permitted, in accordance with the provisions of Section 401(k) of the Internal Revenue Code, to contribute up to 19% of their earnings into the 401k Plan. The Company matches 50% of employees' contributions not to exceed 6% of employees' eligible compensation. The Company incurred $137,402 of expenses related to all defined contribution plans for the period ended September 30, 2004.

NOTE 9 -  SIGNIFICANT EVENT

On September 29, 2004, the Company entered into a Letter of Intent with a potential acquirer to sell all of the assets in operations of the Company for an amount in excess of the carrying amount of the Company's assets.